IMMERSION CORPORATION 2021 EQUITY INCENTIVE PLAN
NOTICE OF RESTRICTED STOCK AWARD
GRANT NUMBER: %%AWARD_NUMBER%-%

Unless otherwise defined herein, the terms defined in the Immersion Corporation (the “Company”) 2021 Equity Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Restricted Stock Award (the “Notice”).

Participant:	%%FIRST_NAME%-% %%LAST_NAME%-%	Employee ID:	%%EMPLOYEE_IDENTIFIER%-%
You (“Participant”) have been granted an award of Restricted Shares of Common Stock of Immersion Corporation (the “Company”) under the Plan subject to the terms and conditions of the Plan, this Notice and the attached Restricted Stock Agreement (the “Restricted Stock Agreement”).

Number of Restricted Shares Awarded:	%%TOTAL_SHARES_GRANTED,’999,999,999’%-%
Grant Date:	%%OPTION_DATE,‘Month DD, YYYY’%-%
Fair Market Value per Restricted Share:	%%MARKET_VALUE%-%
Purchase Price per Restricted Share:	%%OPTION_PRICE%-%
Total Purchase Price for all Restricted Shares:	%%TOTAL_OPTION_PRICE%-%
Vesting Commencement Date:	%%OPTION_DATE%-%
Vesting Schedule:

Subject to the limitations set forth in this Notice, the Plan and the Restricted Stock Agreement, the Restricted Shares of Common Stock will vest in accordance with the following schedule, including any acceleration provisions as approved by the Administrator and as set forth below:

Vesting Date	Number of Awards Vesting
%%VEST_DATE_PERIOD1,’Month DD, YYYY’%-%	%%SHARES_PERIOD1,’999,999,999’%-%

You understand that your employment or consulting relationship or service with the Company is for an unspecified duration, can be terminated at any time (i.e., is “at-will”), and that nothing in this Notice, the Restricted Stock Agreement or the Plan changes the at-will nature of that relationship. You acknowledge that the vesting of the Restricted Shares pursuant to this Notice is earned only by continuing service as an Employee, Director or Consultant of the Company. You also understand that this Notice is subject to the terms and conditions of both the Restricted Stock Agreement and the Plan, both of which are incorporated herein by reference. You have read both the Restricted Stock Agreement and the Plan. The Participant acknowledges that copies of the Plan, Restricted Stock Agreement and the prospectus for the Plan are available on the Company’s internal web site and may be viewed and printed by the Participant for attachment to the Participant’s copy of this Notice.

PARTICIPANT    IMMERSION CORPORATION
Signature:         By:

Address:	%%ADDRESS_LINE_1%-%	Address: 50 Rio Robles	801 Fox Lane
%%ADDRESS_LINE_2%-%		San Jose, CA 95134	San Jose, CA 95131
%%CITY%-%, %%STATE%-% %%ZIPCODE%-% %%COUNTRY%-%

ATTACHMENTS:    2021 Equity Incentive Plan Restricted Stock Agreement, 2021 Equity Incentive Plan, as amended to the Grant Date and 2021 Equity Incentive Plan Prospectus
IMMERSION CORPORATION
2021 EQUITY INCENTIVE PLAN
RESTRICTED STOCK AGREEMENT

25311/00003/DOCS/2447375.1
US-DOCS\109527166.2

THIS RESTRICTED STOCK AGREEMENT (this “Agreement”) is made as of _______________, 20___ by and between Immersion Corporation, a Delaware corporation (the “Company”), and ___________________________________ (“Participant”) pursuant to the Company’s 2021 Equity Incentive Plan (the “Plan”). Unless otherwise defined herein, the terms defined in the Plan shall have the same meanings in this Agreement.
1.Sale of Stock. Subject to the terms and conditions of this Agreement, on the Purchase Date (as defined below) the Company will issue and sell to Participant, and Participant agrees to purchase from the Company the number of Shares shown on the Notice of Restricted Stock Award (the “Notice”) at a per share purchase price as set forth on the Notice. The term “Shares” refers to the purchased Shares and all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties (including any other dividends or distributions paid in cash or otherwise) to which Participant is entitled by reason of Participant’s ownership of the Shares (the “Retained Distributions”). The Retained Distributions will be retained in custody by the Company (without interest) and subject to the same forfeiture and transferability restrictions as the Unvested Shares (as defined below) with respect to which they were paid or made and shall automatically be forfeited to the Company for no consideration in the event of the forfeiture of the Unvested Shares with respect to which they were paid pursuant to Section 3.2 below. Any Retained Distributions held by the Company that were paid on those Unvested Shares as to which the forfeiture restrictions and transfer restrictions lapse or are removed shall also be released to Participant within thirty (30) days of the time of such lapse or removal. In no event shall a Retained Distribution be paid with respect to Unvested Shares later than the end of the calendar year in which the corresponding dividends or distributions are paid to holders of Common Stock or, if later, the 15th day of the third month following the later of (a) the date the dividends or distributions are paid to holders of Common Stock and (b) the date the Unvested Shares with respect to which the Retained Distributions are paid vest.
2.Time and Place of Purchase; Deliveries. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution of this Agreement by the parties, or on such other date as the Company and Participant shall agree (the “Purchase Date”). On the Purchase Date, the Company will issue in Participant’s name a stock certificate representing the Shares to be purchased by Participant against payment of the purchase price therefor by Participant by Participant’s personal services that the Committee has determined have already been rendered to the Company. Participant hereby delivers to the Company at its principal executive offices, Attn: Secretary: (a) this completed and signed Agreement, (b) two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of Exhibit 1 attached hereto (the “Stock Powers”) and (c) the purchase price and payment or other provision for any applicable tax obligations.
3.Restrictions on Resale. By signing this Agreement, Participant agrees not to sell any Shares acquired pursuant to the Plan and this Agreement at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale. This restriction will apply as long as Participant is providing service to the Company or a Subsidiary of the Company.
3.1Vesting. Shares with respect to which the Shares subject to this award are vested at a given time pursuant to the Vesting Schedule set forth in the Notice are “Vested Shares.” Shares with respect to which the Shares subject to this award are not vested at a given time pursuant to the Vesting Schedule set forth in the Notice are “Unvested Shares.” The Shares purchased by Participant will vest in installments, as shown in the Notice. No additional Shares will vest after Participant’s Termination Date, when Participant’s service as an Employee, Director or Consultant has terminated for any reason.
3.2Forfeiture Right. If Participant’s service as an Employee, Director or Consultant terminates for any reason, then all of Participant’s Unvested Shares, as of the Participant’s Termination Date, will be automatically forfeited (the “Forfeiture Right”). This means that such Unvested Shares will immediately revert to the Company. The Participant will receive no payment for Unvested Shares that are forfeited. The Company determines the Participant’s Termination Date for this purpose and all purposes under the Plan and its determinations are conclusive and binding on all persons.
3.3Acceptance of Restrictions. Acceptance of the Shares shall constitute Participant’s agreement to such restrictions and the legending of his or her certificates with respect thereto. Notwithstanding such restrictions, however, subject to the terms and conditions of this Agreement and the restrictions in Section 1 above on the Retained Distributions, so long as Participant is the holder of the Shares, or any portion thereof, he or she shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a stockholder with respect thereto.

25311/00003/DOCS/2447375.1
US-DOCS\109527166.2

3.4Non-Transferability of Unvested Shares. In addition to any other limitation on transfer created by applicable securities laws or any other agreement between the Company and Participant, Participant may not transfer any Unvested Shares, or any interest therein, unless consented to in writing by a duly authorized representative of the Company. Any purported transfer is void and of no effect, and no purported transferee thereof will be recognized as a holder of the Unvested Shares for any purpose whatsoever. Should such a transfer purport to occur, the Company may refuse to carry out the transfer on its books, set aside the transfer, or exercise any other legal or equitable remedy. In the event the Company consents to a transfer of Unvested Shares, all transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including, insofar as applicable, the Forfeiture Right. In the event of any purchase by the Company hereunder where the Shares or interest are held by a transferee, the transferee shall be obligated, if requested by the Company, to transfer the Shares or interest to the Participant for consideration equal to the amount to be paid by the Company hereunder.
4.Restrictive Legends and Stop Transfer Orders.
4.1Legends. The certificate or certificates representing the Shares shall bear the following legend (as well as any legends required by applicable state and federal corporate and securities laws):
THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.
4.2Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
4.3Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as the owner or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
5.No Rights as Employee, Director or Consultant. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Participant’s service, for any reason, with or without cause.
6.Miscellaneous.
6.1Entire Agreement; Enforcement of Rights. This Agreement, the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
6.2Compliance with Laws and Regulations. The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.
6.3Governing Law; Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

25311/00003/DOCS/2447375.1
US-DOCS\109527166.2

6.4Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.
6.5Notices. Any notice to be given under the terms of the Plan shall be addressed to the Company in care of its principal office, and any notice to be given to the Participant shall be addressed to such Participant at the address maintained by the Company for such person or at such other address as the Participant may specify in writing to the Company.
6.6Counterparts. This Agreement may be executed in two or more counterparts, each of which shall he deemed an original and all of which together shall constitute one instrument.
6.7Beneficial Ownership of Shares; Certificate Registration. The Participant hereby authorizes the Company, in its sole discretion, to deposit for the benefit of the Participant with any broker with which the Participant has an account relationship of which the Company has notice any or all Shares acquired by the Participant pursuant to the vesting of the Restricted Stock Award. Except as provided by the preceding sentence, a certificate for the Shares as to which the Restricted Stock Award has vested shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.
6.8U.S. Tax Consequences. Upon vesting of Shares, Participant will include in taxable income the difference between the Fair Market Value of the vesting Shares, as determined on the date of their vesting, and the price paid for the Shares. This will be treated as ordinary income by Participant and will be subject to withholding by the Company when required by applicable law. In the absence of an Election (defined below), the Company shall withhold a number of vesting Shares with a Fair Market Value (determined on the date of their vesting) equal to the minimum amount the Company is required to withhold for income and employment taxes. If Participant makes an Election, then Participant must, prior to making the Election, pay in cash (or check) to the Company an amount equal to the amount the Company is required to withhold for income and employment taxes.
7.Section 83(b) Election. Participant hereby acknowledges that he or she has been informed that, with respect to the purchase of the Shares, an election may be filed by the Participant with the Internal Revenue Service, within 30 days of the purchase of the Shares, electing pursuant to Section 83(b) of the Code to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase (the “Election”), the form of which is attached hereto as Exhibit 2. Making the Election will result in recognition of taxable income to the Participant on the date of purchase, measured by the excess, if any, of the Fair Market Value of the Shares over the purchase price for the Shares. Absent such an Election, taxable income will be measured and recognized by Participant at the time or times at which the Shares vest pursuant to the Vesting Schedule in the Notice. Participant is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the advisability of filing of the Election. PARTICIPANT ACKNOWLEDGES THAT IT IS SOLELY PARTICIPANT’S RESPONSIBILITY, AND NOT THE COMPANY’S RESPONSIBILITY, TO TIMELY FILE THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF PARTICIPANT REQUESTS THE COMPANY, OR ITS REPRESENTATIVE, TO MAKE THIS FILING ON PARTICIPANT’S BEHALF.
8.Acknowledgement. The Company and Participant agree that the Restricted Shares are granted under and governed by the Notice, this Agreement and by the provisions of the Plan (incorporated herein by reference). Participant: (i) acknowledges receipt of a copy of the Plan and the Plan prospectus, (ii) represents that Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the Restricted Shares subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice.

25311/00003/DOCS/2447375.1
US-DOCS\109527166.2

The parties have executed this Agreement as of the date first set forth above.
IMMERSION CORPORATION
By:
Its:
PARTICIPANT:
Signature
Please Print Name

25311/00003/DOCS/2447375.1
US-DOCS\109527166.2

RECEIPT
Immersion Corporation hereby acknowledges receipt of (check as applicable):
☐    Transfer for Personal Services
given by _________________________ as consideration for Certificate No.-_____ for ______________ shares of Common Stock of Immersion Corporation
Dated: _____________
IMMERSION CORPORATION
By:
Its:

25311/00003/DOCS/2447375.1
US-DOCS\109527166.2

RECEIPT AND CONSENT
The undersigned Participant hereby acknowledges receipt of a photocopy of Certificate No.- _____ for ____________ shares of Common Stock of Immersion Corporation (the “Company”).
The undersigned further acknowledges that the Secretary of the Company, or his or her designee, is acting as escrow holder pursuant to the Restricted Stock Agreement that Participant has previously entered into with the Company. As escrow holder, the Secretary of the Company, or his or her designee, holds the original of the aforementioned certificate issued in the undersigned’s name. To facilitate any transfer of Shares to the Company pursuant to the Restricted Stock Agreement, Participant has executed the attached Assignment Separate from Certificate.
Dated: _______________, 20___
Signature
Please Print Name
    2

25311/00003/DOCS/2447375.1
US-DOCS\109527166.2

EXHIBIT 1
STOCK POWER AND ASSIGNMENT
SEPARATE FROM STOCK CERTIFICATE

24039/00018/DOCS/2441622.6
US-DOCS\109527166.2

STOCK POWER AND ASSIGNMENT
SEPARATE FROM STOCK CERTIFICATE
FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Agreement dated as of ______________, _______, [COMPLETE AT THE TIME OF PURCHASE] (the “Agreement”), the undersigned Participant hereby sells, assigns and transfers unto ___________________________, _____________ shares of the Common Stock $0.001 [_______], par value per share, of Immersion Corporation, a Delaware corporation (the “Company”), standing in the undersigned’s name on the books of the Company represented by Certificate No(s). ______ [COMPLETE AT THE TIME OF PURCHASE] delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.
Dated: _______________, _______
PARTICIPANT

(Signature)

(Please Print Name)

Instructions to Participant: Please do not fill in any blanks other than the signature line. The purpose of this document is to enable the Company and/or its assignee(s) to acquire the shares upon exercise of its “Forfeiture Right” set forth in the Agreement without requiring additional action by the Participant.

24039/00018/DOCS/2441622.6
US-DOCS\109527166.2

EXHIBIT 2
FORM OF SECTION 83(B) ELECTION

24039/00018/DOCS/2441622.6
US-DOCS\109527166.2

ELECTION UNDER SECTION 83(b)
OF THE INTERNAL REVENUE CODE
The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services in the calculation of regular gross income.
1.    TAXPAYER’S NAME:
TAXPAYER’S ADDRESS:

SOCIAL SECURITY NUMBER:
2.    The property with respect to which the election is made is described as follows: _______ shares of Common Stock of Immersion Corporation, a Delaware corporation (the “Company”) which were transferred pursuant to a Restricted Stock Purchase Agreement entered into by Taxpayer and the Company, which is Taxpayer’s employer or the corporation for whom the Taxpayer performs services.
3.    The date on which the shares were transferred pursuant to the purchase of the shares was ____________________, _____ and this election is made for calendar year ________.
4.    The shares received are subject to the following restrictions: Taxpayer shall forfeit the shares under certain conditions at the time of Taxpayer's termination of employment or services.
5.    The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $________ per share at the time of purchase.
6.    The amount paid for such shares by Taxpayer was $________ per share.
7.    The Taxpayer has submitted a copy of this statement to the Company.
THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE (“IRS”), AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER THE DATE OF TRANSFER OF THE SHARES, AND MUST ALSO BE FILED WITH THE TAXPAYER’S INCOME TAX RETURNS FOR THE CALENDAR YEAR. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.
Dated:
    Taxpayer’s Signature

25311/00003/DOCS/2440332.1